UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2017

RAIT Financial Trust

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(215) 207-2100

N/A

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2017, RAIT Financial Trust (“RAIT”) issued a press release regarding its preliminary financial results for the three and six months ended June 30, 2017 and a non-cash impairment charge primarily related to the carrying value of certain legacy properties. A copy of such press release is furnished as Exhibit 99.1.

In connection with the preparation and review of RAIT’s financial statements for the quarter ended June 30, 2017 that RAIT is required to include in its Quarterly Report on Form 10-Q for such quarter, RAIT has preliminarily concluded that it will incur non-cash asset and goodwill impairment charges estimated to be between $90.0 – $95.0 million for such quarter primarily related to the carrying value of certain legacy properties. RAIT changed its investment approach to these properties and transferred them from “held for investment” to “held for disposition” which resulted in RAIT making an adjustment to the carrying value of such properties. The estimated impairment charge also reflects a reduction in the carrying value of RAIT’s retail property management business, reflective of the challenging retail environment. While this estimated impairment charge reduces RAIT’s reported results under United States Generally Accepted Accounting Principles, it is non-cash in nature. In addition, RAIT expects that the final impairment charge that is recorded will not result in future cash expenditures.

The information in this Item 2.02 and in Items 7.01 and 9.01 below, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and in Items 7.01 and 9.01 below, including the exhibit hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

The information provided in Item 2.02 above is incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit furnished as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

CAUTIONARY STATEMENT

This Current Report on Form 8-K, including the exhibits hereto, contains estimates of RAIT’s preliminary second quarter financial information. RAIT is continuing to review its financial and operating results and actual results may differ materially from those contained herein, including due to the completion of normal quarter-end accounting procedures and adjustments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

August 3, 2017	By:	/s/ Paul W. Kopsky, Jr.

Name: Paul W. Kopsky, Jr.
Title: Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, as issued by RAIT Financial Trust on August 3, 2017